SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 19, 2000
                                                         ----------------



                      Park Place Entertainment Corporation
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     0-14573                     88-0400631
        --------                     --------                    ----------
    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                               Number)


                           3930 Howard Hughes Parkway
                             Las Vegas, Nevada 89109
         ---------------------------------------------------------
         (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (702) 699-5000
                                                           --------------

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ITEM 9.  REGULATION FD DISCLOSURE.

         Filed herewith is a copy of a press release, dated October 19, 2000, issued by Park Place Entertainment Corporation (the "Company"), announcing the unexpected and untimely death of Arthur M. Goldberg, President and Chief Executive Officer of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Financial Statements of Businesses Acquired:

               Not applicable.

         (b)   Pro Forma Financial Information:

               Not applicable.

         (c)   Exhibits:

               (99)   Press Release, dated October 19, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PARK PLACE ENTERTAINMENT CORPORATION


                                    By: /s/ Scott A. LaPorta
                                        ----------------------------------
                                        Name:  Scott A. LaPorta
                                        Title: Executive Vice President
                                               and Chief Financial Officer

Dated:  October 19, 2000


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                      PARK PLACE ENTERTAINMENT CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

(99)              Press Release, dated October 19, 2000.



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